UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 9, 2007
BRADY CORPORATION
(Exact name of registrant as specified in its charter)
Commission File Number 1-14959

Wisconsin (State of Incorporation)	39-0971239 (IRS Employer Identification No.)
6555 West Good Hope Road
Milwaukee, Wisconsin 53223
(Address of Principal Executive Offices and Zip Code)
(414) 358-6600
(Registrant’s Telephone Number)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.01 NOTICE OF DELISTING OR FAILURE TO SATISFY A CONTINUED LISTING RULE OR STANDARD; TRANSFER OF LISTING
     On January 9, 2007, the New York Stock Exchange (“NYSE”) notified Brady Corporation (the “Company”) that the Company’s Annual Report on Form 10-K for the fiscal year ended July 31, 2006 had incorrectly disclosed that Elizabeth Pungello was not independent under Section 303A.02 of the NYSE Listed Company Manual. In response to this notice, the Company is filing this Form 8-K to correct the misstatement. The Company’s Board of Directors has determined that all of the directors of the Company, with the exception of Frank Jaehnert, the Company’s President and CEO, are independent under the NYSE rules. The Company has been advised by the NYSE that, upon the filing of this Form 8-K, the Company will have cured the disclosure deficiency and will be in compliance with the requirements of Section 303A.02 of the NYSE Listed Company Manual.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRADY CORPORATION
Date: January 11, 2007	/s/ David Mathieson
David Mathieson
Vice President & Chief Financial Officer